EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                   TERM SHEET
                                  $550,566,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

                                 SASCO 2002-27A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

----------------------------------------------------------------------------------------------------------------------------------
                                                      WAL TO
                                                     WA MONTHS   WAL TO      EST. PMT    EXPECTED
                              INITIAL                 TO ROLL   OPTIONAL    TO OPTIONAL   INITIAL     LEGAL         EXPECTED
                  APPROX.     COUPON     SECURITY      (YRS)   TERMINATION  TERMINATION    LOSS       FINAL          RATINGS
    CLASS         SIZE ($)      (1)     DESCRIPTION   (2) (3)   (YRS) (2)    WINDOW (2)  COVERAGE    MATURITY     (S&P / FITCH)
----------------------------------------------------------------------------------------------------------------------------------
     1-A        $29,615,000   Variable  Variable PT     NA        3.08      01/03-12/12    4.50%   January 2033     AAA / AAA
----------------------------------------------------------------------------------------------------------------------------------
    2-A1       $299,778,000     4.85%   Variable PT    2.50       3.09      01/03-12/12    4.50%   January 2033     AAA / AAA
  2-A2 (4)       Notional       4.85%     Interest     2.50       2.50      01/03-10/07    4.50%   January 2033     AAA / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------------
    3-A1        $25,065,000     5.45%   Variable PT    2.50       3.09      01/03-12/12    4.50%   January 2033     AAA / AAA
  3-A2 (4)       Notional       5.45%     Interest     2.50       2.50      01/03-10/07    4.50%   January 2033     AAA / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------------
    4-A1       $150,293,000     5.35%   Variable PT    2.87       3.12      01/03-12/12    4.50%   January 2033     AAA / AAA
  4-A2 (4)       Notional       5.35%     Interest     2.87       2.87      01/03-11/09    4.50%   January 2033     AAA / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------------
    5-A1        $25,014,000     5.45%   Variable PT    2.50       3.09      01/03-12/12    4.50%   January 2033     AAA / AAA
  5-A2 (4)       Notional       5.45%     Interest     2.46       2.46      01/03-10/07    4.50%   January 2033     AAA / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------------
   B1 (5)       $13,868,000   Variable     Sub PT       NA        5.57      01/03-12/12    2.00%   January 2033      AA / NR
   B2 (5)       $4,160,000    Variable     Sub PT       NA        5.57      01/03-12/12    1.25%   January 2033       A / NR
   B3 (5)       $2,773,000    Variable     Sub PT       NA        5.57      01/03-12/12    0.75%   January 2033      BBB / NR
 B4 (5) (6)     $1,386,000    Variable  Not Offered     NA     Not Offered  01/03-12/12    0.50%   January 2033      BB / NR
 B5 (5) (6)     $1,386,000    Variable  Not Offered     NA     Not Offered  01/03-12/12    0.25%   January 2033       B / NR
 B6 (5) (6)     $1,393,358    Variable  Not Offered     NA     Not Offered  01/03-12/12     N/A    January 2033      NR / NR
----------------------------------------------------------------------------------------------------------------------------------
    R (7)          $100       Variable    Residual      NA        0.07      01/03-01/03    4.50%   January 2033     AAA / AAA
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in January 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2, 3, 4 and 5 assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 2 is month 58 (the Distribution Date in October 2007), for Mortgage Pool 3 is month 58 (the Distribution Date in October 2007), for Mortgage Pool 4 is month 83 (the Distribution Date in November 2009), and for Mortgage Pool 5 is month 58 (the Distribution Date in October 2007)

(4) The Class 2-A2, 3-A2, 4-A2, and 5-A2 will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in October 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in October 2007 the Class 3-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in November 2009 the Class 4-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in October 2007 the Class 5-A2 will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




DEAL OVERVIEW:

o    The deal is comprised of 5 Mortgage Pools:

          MORTGAGE POOL 1 is comprised of 3-year Hybrid ARMS; 93.48% were originated by Aurora Loan Services Inc ("ALS"). The 3-year Hybrid ARMS in Pool 1 are indexed to either 6-month LIBOR (92.54%) or 12-month LIBOR (7.46%).

          MORTGAGE POOL 2 is comprised of 5-year Hybrid ARMS; 97.84% were originated by ALS. The 5-year Hybrid ARMS in Pool 2 are indexed to either 6-month LIBOR (96.61%) or 12-month LIBOR (3.39%).

          MORTGAGE POOL 3 is comprised of 5-year Hybrid ARMS; 96.75% were originated by ALS. The 5-year Hybrid ARMS in Pool 3 are indexed to either 6-month LIBOR (91.55%) or 12-month LIBOR (8.45%).

          MORTGAGE POOL 4 is comprised of 7-year Hybrid ARMS; 99.84% were originated by ALS. The 7-year Hybrid ARMS in Pool 4 are indexed to either 6-month LIBOR (96.66%) or 12-month LIBOR (3.34%).

          MORTGAGE POOL 5 is comprised of 5-year Hybrid ARMS; 92.96% were originated by ALS. The 5-year Hybrid ARMS in Pool 5 are indexed to either 6-month LIBOR (97.58%) or 12-month LIBOR (2.42%).

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4, and Pool 5 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-off Date mortgage loan balance.



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------



                                               EXTERNAL USE

LEHMAN BROTHERS                                                              RESIDENTIAL MORTGAGE FINANCE



---------------------------------------------------------------------------------------------------------
                                        Priority of Distributions
---------------------------------------------------------------------------------------------------------
                      Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
---------------------------------------------------------------------------------------------------------



      Mortgage              Mortgage              Mortgage              Mortgage              Mortgage
       Pool 1                Pool 2                Pool 3                Pool 4                Pool 5
      Available             Available             Available             Available             Available
    Distribution          Distribution          Distribution          Distribution          Distribution
       Amount                Amount                Amount                Amount                Amount
   --------------        --------------        --------------        --------------        --------------
   | First, to  |        |  First, to |        |  First, to |        |  First, to |        |  First, to |
   |  Class R   |        | Class 2-A1 |        | Class 3-A1 |        | Class 4-A1 |        | Class 5-A1 |
   |  and 1-A   |        |  and 2-A2  |        |  and 3-A2  |        |  and 4-A2  |        |  and 5-A2  |
   |   to pay   |        |   to pay   |        |   to pay   |        |   to pay   |        |   to pay   |
   |  interest  |        |  interest  |        |  interest  |        |  interest  |        |  interest  |
   -------+------        -------+------        -------+------        -------+------        -------+------
          |                     |                     |                     |                     |
          |                     |                     |                     |                     |
          V                     V                     V                     V                     V
   --------------        --------------        --------------        --------------        --------------
   | Second, to |        | Second, to |        | Second, to |        | Second, to |        | Second, to |
   |   Class R  |        | Class 2-A1 |        | Class 3-A1 |        | Class 4-A1 |        | Class 5-A1 |
   |  and 1-A   |        |   to pay   |        |   to pay   |        |   to pay   |        |   to pay   |
   |   to pay   |        |  principal |        |  principal |        |  principal |        |  principal |
   |  principal |        |            |        |            |        |            |        |            |
   --------------        --------------        --------------        --------------        --------------
          |                     |                     |                     |                     |
          |                     |                     |                     |                     |
          |                     |                     |                     |                     |
          +---------------------+---------------------+---------------------+---------------------+
                                                      |
                                                      |
                                                      |
                                                      V
                   --------------------------------------------------------------------
                   |                                                                  |
                   | To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal |
                   |                                                                  |
                   --------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum
(the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering
Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                    4

---------------------------------------------------------------------------------------------------------


                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:
----------------------

Cut off Date:              December 1, 2002

Expected Pricing Date:     Week of December 16, 2002

Expected Settlement Date:  December 30, 2002

Distribution Dates:        25th of each month, commencing in January 2003

Collection Period:         The calendar month preceding the current
                           Distribution Date

Issuer:                    Structured Asset Securities Corp. ("SASCO")

Master Servicer:           Aurora Loan Services, Inc. ("ALS")

Servicers:                 ALS and Cendant

Master Servicer Fee:       The Master Servicer will be paid a monthly fee (the
                           "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:             0.250% per annum on the outstanding mortgage balance.

Trustee:                   JPMorgan Chase Bank

Trustee Fee:               0.0075% per annum


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING:

Rating Agencies:            Standard and Poor's ("S&P") will rate all of the
                            Offered Certificates. Fitch will rate all the Senior
                            Certificates.

Day Count:                  30/360

Delay Days:                 24 Day Delay:    All Classes.

Registration:               Book-entry form through DTC

Minimum Denomination:       Class 1-A, 2-A1, 3-A1, 4-A1, and 5-A1: $25,000 /$1
                            thereafter.

                            Class 2-A2 and 4-A2: $1,000,000 /$1 thereafter.

                            Class 3-A2: $500,000 /$1 thereafter.

                            Class 5-A2: $100,000 /$1 thereafter.

                            Class B1, B2, B3, B4, B5 and B6: $100,000/$1
                            thereafter.

Tax Status:                 REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                 25% CPR per annum.

SMMEA Eligibility:          All offered classes will be SMMEA eligible except
                            for Class B2 and B3 Certificates.

ERISA Eligibility:          All offered Certificates will be ERISA eligible
                            (other than the Class R Certificate).

Interest Rates:             CLASS 1-A will bear interest at a rate equal to the
                            Net WAC of Mortgage Pool 1.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING (CONT.):

Interest Rates (continued):     CLASS 2-A1 will bear interest at a rate equal to the lesser of (i) 4.85% per annum and (ii) the Net
                                WAC of Mortgage Pool 2, up to and including the distribution date in October 2007 (month 58).
                                Beginning with the distribution date in November 2007, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                CLASS 2-A2 will bear interest at a rate equal to 4.85% per annum until the distribution date in
                                October 2007 (month 58) based on a Notional Balance. After the distribution date in October 2007, the Class 2-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on any distribution date up to and including the distribution date in October 2007 will be equal to the following:

                                The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 2 and (2) 4.85%
                                ----------------------------------------------------------
                                                            4.85%

                                CLASS 3-A1 will bear interest at a rate equal to the lesser of (i) 5.45% per annum and (ii) the Net
                                WAC of Mortgage Pool 3, up to and including the distribution date in October 2007 (month 58).
                                Beginning with the distribution date in November 2007, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING (CONT.):

Interest Rates (continued):     CLASS 3-A2 will bear interest at a rate equal to 5.45% per annum until the distribution date in
                                October 2007 (month 58) based on a Notional Balance. After the distribution date in October 2007, the Class 3-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 3-A2 on any distribution date up to and including the distribution date in October 2007 will be equal to the following:

                                The balance of the Class 3-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 3 and (2) 5.45%
                                ----------------------------------------------------------
                                                           5.45%

                                CLASS 4-A1 will bear interest at a rate equal to the lesser of (i) 5.35% per annum and (ii) the Net
                                WAC of Mortgage Pool 4, up to and including the distribution date in November 2009 (month 83).
                                Beginning with the distribution date in December 2009, the Class 4-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                CLASS 4-A2 will bear interest at a rate equal to 5.35% per annum until the distribution date in
                                November 2009 (month 83) based on a Notional Balance. After the distribution date in November 2009, the Class 4-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 4-A2 on any distribution date up to and including the distribution date in November 2009 will be equal to the following:

                                The balance of the Class 4-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 4 and (2) 5.35%
                                ----------------------------------------------------------
                                                           5.35%

                                CLASS 5-A1 will bear interest at a rate equal to the lesser of (i) 5.45% per annum and (ii) the Net
                                WAC of Mortgage Pool 5, up to and including the distribution date in October 2007 (month 58).
                                Beginning with the distribution date in November 2007, the Class 5-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING (CONT.):

Interest Rates (continued):     CLASS 5-A2 will bear interest at a rate equal to 5.45% per annum until the distribution date in
                                October 2007 (month 58) based on a Notional Balance. After the distribution date in October 2007, the Class 5-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 5-A2 on any distribution date up to and including the distribution date in October 2007 will be equal to the following:

                                The balance of the Class 5-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 5 and (2) 5.45%
                                ----------------------------------------------------------
                                                           5.45%

                                CLASS R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                                CLASSES B1, B2, B3, B4, B5 AND B6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B1, B2, B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding Pool Subordinate Amounts (as defined on page 13).

                                Underlying Subordinate Rate:
                                ----------------------------
                                For each Mortgage Pool, the underlying subordinate rate will equal the corresponding Mortgage Pool
                                Net WAC.

Credit Enhancement:             Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                                Senior Certificates:
                                --------------------
                                Credit enhancement for the Senior Certificates will consist of the subordination of the Class B1,
                                Class B2, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                If all of the credit support features have been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL DISTRIBUTIONS
-----------------------

SHIFTING INTEREST STRUCTURE WITH 7 YEAR LOCKOUT*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o IF THE SUBORDINATE TEST% IS LESS THAN OR EQUAL TO 2 TIMES THE ORIGINAL SUBORDINATE TEST%:

   --------------------------------------- -------------------------------
          Distribution Dates (months)                  Shift %
   --------------------------------------- -------------------------------
                   1 - 84                               100%
   --------------------------------------- -------------------------------
                  85 - 96                               70%
   --------------------------------------- -------------------------------
                  97 - 108                              60%
   --------------------------------------- -------------------------------
                 109 - 120                              40%
   --------------------------------------- -------------------------------
                 121 - 132                              20%
   --------------------------------------- -------------------------------
                    133+                                 0%
   --------------------------------------- -------------------------------

o *IF THE SUBORDINATE TEST% IS GREATER THAN 2 TIMES THE ORIGINAL SUBORDINATE TEST%:

   --------------------------------------- -------------------------------
        Distribution Dates (months)                   Shift %
   --------------------------------------- -------------------------------
                   1 - 36                               50%
   --------------------------------------- -------------------------------
                    37+                                  0%
   --------------------------------------- -------------------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL DISTRIBUTIONS (CONT.)

For each of Mortgage Pools 1 through 5, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL PAYDOWN RULES:

I. PAY SENIOR PDA AS FOLLOWS:

Pool 1 Senior PDA as follows:

     1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:

     1)   Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:

     1)   Pay Class 3-A1, until reduced to zero.

Pool 4 Senior PDA as follows:

     1)   Pay Class 4-A1, until reduced to zero.

Pool 5 Senior PDA as follows:

     1)   Pay Class 5-A1, until reduced to zero.


II. PAY ALL SUBORDINATE PDA WITHOUT REGARD TO MORTGAGE GROUP AS FOLLOWS*:
* Subject to credit support tests

     1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL PAYDOWN RULES (CONT.):

THE SUBORDINATE AMOUNTS ARE CALCULATED AS FOLLOWS:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 5 collateral less the current principal balance of the Mortgage Pool 1 through 5 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
--------------------------

Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
     MBS Trading                  Brendan Garvey             (212) 526-8315
                                  Brian Hargrave             (212) 526-8320
--------------------------------------------------------------------------------
     Residential Finance          Stan Labanowski            (212) 526-6211
                                  Mike Hitzmann              (212) 526-5806
                                  Will Dorado                (212) 526-4005
                                  Alan Winegarden            (212) 526-6527
--------------------------------------------------------------------------------
     Contract Finance             Vinny Pahuja               (212) 526-9586
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------